Exhibit 99.4 - Display Solutions for Advanced Technology - January 30, 2002 Bank of America Securities Technology Conference

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Slide 1

NYSE:  TFS

Jack L. Saltich
Chief Executive Officer

Jeffrey D. Buchanan
Chief Financial Officer

Three-Five Systems, Inc.
      Display Solutions for Advanced Technology
      Tempe, Arizona
      www.threefive.com

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Slide 2

Included in this material are certain predictions, estimates and other forward-looking statements. They are subject to risks and uncertainties that could cause the actual results to differ materially. Such risks and uncertainties include customer and market concentration, increased competition, supplier difficulties, and other similar issues. These risks and uncertainties, as well as other important factors relating to our business, are described in the Company's filings with the SEC, including its 10K.

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Slide 3
TFS Company Overview

Global Custom Display Solutions Provider
      Design, Sales Support, Manufacturing Capability

Full Portfolio of Display Technology
      STN, CSTN, TFT, OLEDs, Microdisplays

Engaged in Large Growing Markets
      Served Direct View Display Market: $7B+
      Microdisplay Market: $3B+

Focus on Diversification

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Slide 4

Custom Displays - How We Win Deliver what the Customers want, When they want it.

Research and Development: US
Engineering Support & Design Centers: US, China, Europe
Manufacturing

      Glass: China

      Module Assembly: China, Philippines

Sales Support: US, China, Singapore, Europe, Taiwan, Korea, Japan, Brazil

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Slide 5
Served Core Business Market

      Dollars in billions

                               2001           2002          2003           2004           2005
                               ----           ----          ----           ----           ----
Industrial/Medical            1.232          1.279          1.36           1.438          1.523
Consumer                      1.787          1.779          2.08           2.308          2.465
Cellular                      3.538          4.064          4.233          4.450          4.834

Cellular
Consumer

Industrial/Medical

Source: SRI, various industry resources

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Slide 6
Wireless Handset Market*
      millions of units

                              2001           2002           2003           2004*
                              ----           ----           ----           -----
Cell Phones                    380            425           467             532

*20%-30% Color
Various Industry Sources

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Slide 7
Customer & Market Diversification: Growing

Cellular:               30%
Medical:                15%
Computer:                8%
Industrial               8%
Auto                    15%
Consumer:               15%

85% of Design Wins in 2001/2002: new customers


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Slide 8
Bringing OLEDs to Market

Three-Five Systems
      51%
            Asia Module Manufacturing

DuPont Displays
      49%
            OLED Glass - Ritek

Three-D OLED
      Sales
      Design Engineering

Customer

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Slide 9
Why OLED?

Technology Attributes
      Emissive (No Backlight)
      High Contrast
      Wide Viewing Angle
      Low Power
      Thin & Light

Long-Term Cost Leadership
      Plastic Substrates
      Roll-to-Roll Fabrication

**Graphics show OLED version and LED version

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Slide 10
Increasing Display Value

INFORMATION CONTENT

Direct View Displays
      Segmented
            Household Audio
      Dot Matrix
            Household Appliance
            Audio Equipment
            Dashboard Display
            Cell Phones
      Graphics
            Phones
            Video Games
            Electronic
            POS Terminals
            MP3 Players

Microdisplays
      Internet
            Portable Communications
            PDAs
            Network Appliances
      High Definition Projection TV
            Large Computer Monitors
            Front Projectors

Graphic:         x-axis: Resolution - Time - Market Size
                 y-axis: Price

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Slide 11
LCoS Microdisplay

      Leverage Two Major Technologies
      - Liquid Crystal
      - Silicon CMOS

Glass
Liquid Crystal
Silicon CMOS

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Slide 12
LCoS Microdisplay Markets

Digital Television  -
      1,000,000 - 2,000,000 Pixels
      2005:  $1 billion
Multi-media Projectors  -
      1,300,000 - 2,000,000 Pixels
      2005: $1.45 billion
Large Format Monitors -
      1,300,000 - 5,000,000 Pixels
      2005: $1 billion
Mobile Appliances -
      500,000 Pixels
      2005 $2 billion
      Zight See Beyond
Total Projected Market 205:  $5.5 billion*

*Source: McLaughlin Consulting Group/Stanford Resources

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Slide 13
LCoS Microdisplay Evolution

Better Performance
      Brighter
      More Contrast
      More Uniform
      Less Artifacts

Better Support Electronics
      More Integrated
      Less Costly
      Easier to Use

More Pixels:  1.3M, 2M, 5M
Smaller Pixels:  1.3M, 1.3M

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Slide 14
LCoS Microdisplay Support Electronics

ASIC                     ASIC                6 Custom ASICS                Less Expensive
ASIC                     ASIC                10 Support ICs                Smaller
ASIC                     ASIC                                              Lower Power
Gen 1                                                                      Higher Performance

                                             ASIC                          1 Custom ASIC
                                                                           5 Support ICs                 Gen 2
                                                   Image Quality

              2001            2002                       2003              2004                          2005

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Slide 15
LCoS Kernel Concept

Value Chain Integration Approach

Imagers - Three-Five Systems, Inc.
+Drive ASIC(s) - Three-Five Systems, Inc.
Color Management Prism - Colorlink
Projection and/or Input Optics(?) - Colorlink


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Slide 16
LCoS Microdisplay Roadmap

-     HDTV / Monitor
-     Projector
-     Zight See Beyond
-     Mobile Appliance

Time                2000                     2001                          2002
Resolution          SXGA - 1.3M, .78"
                    SVGA - 5M, .43

                                             WUXGA - 2.3M, .85"
                                             XGA - .78M, .53"
                                                    720P - 1M, .7"
                                                                           SXGA+ - 1.5M, .72"
                                                                           QSXGA - 5M, .85"

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Slide 17
Intellectual Property Focus

                                TFS IP                       TFS IP                      TFS IP                      TFS IP
                              Thru 1999                    2000/2001                      2002                       Total
                              ---------                    ---------                      ----                       -----
Patents Issued                        5                           4                         1                           10
Patents Pending                      12                          29                         -                           41
Patent Disclosures                   16                          24                        41                           81

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Slide 18

Partnering for the Future

Mitsui & Co., Ltd.
DuPont Displays
RCA
Synaptics - The Human Interface Company
China Displays
Kyocera
ADO - Advanced Digital Optics
UMC

Graphic:   logo of each company list on slide

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Slide 19
Our Growth Plan

Profitable Design Wins with Existing Customers
Win New Customers in New Markets using Advanced Display Product Portfolio Drive Microdisplays to Market

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Slide 20
Finance

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Slide 21
Financial History

Sales Revenue ($ millions)
      1998:           95.0
      1999:          147.4
      2000:          160.7
      2001:          116.0(1)

Net Income ($ millions)
      1998:            2.6
      1999:            6.9
      2000:           14.8
      2001:          (13.6)(1)

1Proforma

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Slide 22

STN ASP Trend

Price Per Unit ($dollars)

1998                  10.3
1999                  10.0
2000                   9.9
2001                   8.7
2002                   7.0 (Estimated)


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Slide 23

Income Statement
      ($ in millions)

                                                                                                            Long-Term
                                                                                                            Financial
                                          1999                   2000                   2001*                 Model
                                          ----                   ----                   -----                 -----
Revenue                                  $147.4                 $160.7                 $119.1                  100%
Gross Margin                               29.8                   36.0                     .4                   30%
                                           20.2%                  22.4%                    .3%
SGA                                        11.2                    9.5                    9.9                    3%
                                            7.6%                   5.9%                   8.3%
RD&E                                        8.7                   13.3                   16.9                    7%
                                            8.3%                  10.4%                  14.2%
Operating Income                            9.9                   13.2                  (26.4)                  20%
                                            6.7%                   8.2%                 (22.2)%
Net Income                                 $6.9                  $14.8                 $(12.7)                  14%
                                            4.7%                   9.2%                 (10.7)%
EPS (diluted)                              $0.43                  $0.69                  $0.59

*Proforma

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Slide 24

Balance Sheet
      ($ millions)

                                                                       December 31,                             December 31,
                                                                           2000                                     2001
                                                                   -------------------                      -------------------
Assets:
      Cash and Investments                                         $             170.1                      $             156.1
      Inventory                                                                   20.5                                     15.6
      Accounts Receivable                                                         23.6                                     18.1
      PP&E and Other                                                              53.6                                     56.1
                                                                   -------------------                      -------------------
      Total                                                        $             267.8                      $             245.9
                                                                   ===================                      ===================

Liabilities & Equity:
      Short Term Liabilities                                       $              21.3                      $              21.6
      Deferred Taxes                                                               4.5                                       --
      Capital                                                                    193.6                                    193.6
      Retained Earnings                                                           48.4                                     30.7
                                                                   -------------------                      -------------------
      Total                                                        $             267.8                      $             245.9
                                                                   ===================                      ===================

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Slide 25

Three-Five Systems, Inc.
      NYSE